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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report November 12, 1999

                          PNC MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)

        Missouri                      333-60749                43-1681393
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification)

              210 West 10th Street, 6th Floor, Kansas City, Missouri     64105
                    (Address of principal executive offices)          (zip code)

        Registrant's telephone number, including area code: 816-435-5000

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Item 5.  Other Events

         Filing of Collateral Term Sheets

              In connection with the proposed offering of the PNC Mortgage Acceptance Corp. Commercial Mortgage Pass-Through Certificates, Series 1999-CM1, Donaldson, Lufkin & Jenrette Securities Corporation, PNC Capital Markets, Inc. and Prudential Securities Incorporated, as underwriters of the Certificates, have prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although PNC Mortgage Acceptance Corp. (the "Company") provided the underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.1      Collateral Term Sheets dated November 8, 1999.

Exhibit 99.2      Collateral Term Sheets dated November 10, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PNC MORTGAGE ACCEPTANCE CORP.

                                                  By: /s/ Charles Sipple
                                                     ---------------------------
                                                  Name: Charles Sipple
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                                                  Title: Senior Vice President
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Date: November 12, 1999